GOLDMAN SACHS ETF TRUST
Goldman Sachs ActiveBeta® Emerging Markets Equity ETF
(the “Fund”)
Supplement dated September 18, 2026 to the
Prospectus and Summary Prospectus,
each dated December 29, 2025, as supplemented to date
The Board of Trustees of the Goldman Sachs ETF Trust recently approved a unitary management fee structure for the Fund and a reduction of the Fund’s management fee rate. Under the unitary fee structure, Goldman Sachs Asset Management, L.P. (“GSAM”), the Fund’s investment adviser, will be responsible for paying substantially all the expenses of the Fund, excluding payments under the Fund’s 12b‑1 plan (if any), interest expenses, taxes, acquired fund fees and expenses, brokerage fees, costs of holding shareholder meetings and litigation, indemnification and extraordinary expenses. The Fund’s management fee rate payable to GSAM will be reduced to 0.35% of the Fund’s average daily net assets. These changes will be effective on December 29, 2026 (the “Effective Date”).
Accordingly, on the Effective Date, the Fund’s Prospectus and Summary Prospectus are revised as follows:
The following replaces the table and accompanying footnote in the “Goldman Sachs ActiveBeta® Emerging Markets Equity ETF—Summary—Fees and Expenses of the Fund” section in the Prospectus and the “Fees and Expenses of the Fund” section in the Summary Prospectus:

Annual Fund Operating Expenses
(expenses that you pay each year as a percentage of the value of your investment)

Management Fee[1]	0.35%
Distribution and Service (12b‑1) Fee	0.00%
Other Expenses[1]	0.00%
Total Annual Fund Operating Expenses	0.35%

[1]	The Fund’s “Management Fees” and “Other Expenses” have been restated to reflect current fees.
The following replaces in its entirety the “Goldman Sachs ActiveBeta® Emerging Markets Equity ETF—Summary—Expense Example” section in the Prospectus and the “Expense Example” section in the Summary Prospectus:
This Example is intended to help you compare the cost of owning Shares of the Fund with the cost of investing in other funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then sell all of your Shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 Year	3 Years	5 Years	10 Years

$36	$113	$197	$443
The following replaces in its entirety the first paragraph and the first row of the table beneath it in the “Service Providers—Management Fee and Other Expenses” section in the Prospectus:
Pursuant to each Fund’s Management Agreement, as compensation for its services to the Fund, the Investment Adviser is entitled to a management fee, computed daily and payable monthly, at an annual rate listed below (as a percentage of the Fund’s average daily net assets). Under the Management Agreement for each Fund, the Investment Adviser is responsible for substantially all the expenses of the Fund, excluding payments under the Fund’s 12b‑1 plan (if any), interest expenses, taxes, acquired fund fees and expenses, brokerage fees, costs of holding shareholder meetings and litigation, indemnification and extraordinary expenses.

Fund	Fee as a Percentage of Average Daily Net Assets
Goldman Sachs ActiveBeta® Emerging Markets Equity ETF	0.35%*

*	Effective December 29, 2026, the Fund’s management fee rate was reduced from 0.40% to 0.35% as a percentage of average daily net assets.
This Supplement should be retained with your Prospectus and Summary Prospectus for future reference.

ACTBETA1STK 09‑26